UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  December 22, 2005

MSC.SOFTWARE CORPORATION

(Exact Name of Registrant as Specified in its Charter)

Delaware	1-8722	95-2239450
(State or Other Jurisdiction of Incorporation or Organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

2 MacArthur Place Santa Ana, California		92707
(Address of Principal Executive Offices)		(Zip Code)

(714) 540-8900
(Registrant’s Telephone Number, Including Area Code)

Not applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐                                    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐                                    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐                                    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐                                    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01                                             Regulation FD Disclosure.

On December 22, 2005, MSC.Software Corporation (the “Company”) issued a press release that provided an update on the expected filing of its Annual Report on Form 10-K for the year ended December 31, 2004. A copy of this press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01                                             Financial Statements and Exhibits.

(d)                               Exhibits

99.1                                                           Press Release, dated December 22, 2005, regarding expected filing of the Company’s Form 10-K for the year ended December 31, 2004

The information contained herein and in the accompanying exhibit shall not be incorporated by reference into any filings of the Registrant under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, except as shall be expressly set forth by specific reference in such filing.  The information in this report, including the exhibit hereto, shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

MSC.SOFTWARE CORPORATION
(Registrant)

		By:	/s/ JOHN A. MONGELLUZZO
Date:	December 22, 2005		John A. Mongelluzzo
Senior Vice President, Business Administration, General Counsel and Corporate Secretary

EXHIBIT INDEX

Exhibit Number	Description
99.1	Press Release, dated December 22, 2005, regarding expected filing of the Company’s Form 10-K for the year ended December 31, 2004

Press Release

MSC.Software Updates the Expected Filing of Its Form 10-K

Thursday December 22, 9:00 am ET

SANTA ANA, Calif., Dec. 22 /PRNewswire-FirstCall/ — MSC.Software Corp. (OTC: MNSC - News), the leading global provider of virtual product development (VPD) solutions including simulation software and services, today announced that the filing of its Form 10-K for the period ended December 31, 2004 will be delayed several weeks. Its Forms 10-Q for the first, second and third quarters of 2005 will be filed shortly after the 2004 Form 10-K filing.

The Company had previously announced that it expected to file its 2004 Form 10-K and 2005 Forms 10-Q before December 31, 2005. The delay in the 2004 Form 10-K filing is not the result of any unresolved accounting or restatement issues, but rather the result of extra work required to confirm the accuracy of the restatements and financial reports.

“Although we are disappointed that we will make our filings several weeks later than expected, we are pleased that substantial progress has been made toward completing the restatement,” said Bill Weyand, chairman and CEO, MSC.Software. “MSC’s new management team is dedicated to providing accurate financial reports. We are committed to the integrity of our financial procedures and precision in our financial reporting.”

About MSC.Software Corporation

MSC.Software (OTC: MNSC - News) is the leading global provider of virtual product development solutions, including simulation software and services, that helps companies make money, save time and reduce costs associated with designing and testing manufactured products. MSC.Software works with thousands of companies in hundreds of industries to develop better products faster by utilizing information technology, software, services and systems. MSC.Software employs more than 1400 people in 23 countries. For additional information about MSC.Software’s products and services, please visit www.mscsoftware.com.

Safe Harbor Language

Certain matters discussed in this news release constitute forward-looking statements that involve risks and uncertainties that could cause actual results to differ materially from those projected. Such statements are based on management’s current expectations and are subject to a number of factors and uncertainties, which could cause actual results to differ materially from those described in the forward-looking statements. Factors which could cause such results to differ materially from those described in the forward-looking statements include the identification of new issues with respect to the Company’s financial statements which are the subject of the restatement, a decision by the Company’s auditors to take additional time to complete their audit of the restated financial statements or to withhold their audit opinion and other uncertainties.

Furthermore, information provided herein, which is not historical in nature, including any information related to the anticipated completion of the restatement, are forward-looking statements pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. All such forward-looking statements are based largely on management’s expectations and are subject to and qualified by risks and uncertainties that could cause actual results to differ materially from those expressed or implied by such statements. The Company undertakes no duty to update any forward-looking statement to conform the statement to actual results or changes in the Company’s expectations.

The MSC.Software Corporate Logo, SimOffice, SimDesigner, MSC, MSC.ADAMS, MSC.Dytran, MSC.EASY5, MSC.Marc, MSC.MasterKey, MSC.Nastran, MSC.Patran, MSC.SimManager and MSC.SOFY are trademarks or registered trademarks of MSC.Software Corporation in the USA and/or other countries. NASTRAN is a registered trademark of NASA. All other trademarks belong to their respective owners.

Media Contact:	Investor Contact:
Catherine Meek	Joanne Keates
Manager Corporate Communications	Vice President, Investor Relations
MSC.Software	MSC.Software
(714) 445-5647	(714) 444-8551
catherine.meek@mscsoftware.com	joanne.keates@mscsoftware.com